                                                            Exhibit 10.5 (h)

                      AMENDED AND RESTATED CREDIT AGREEMENT

AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 22, 1998 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of September 29, 1994 and amended and restated as of September 23, 1997 (the "Agreement");

WHEREAS, no Loans are outstanding under the Agreement at the date hereof; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. The term "Note" defined in the Agreement shall include from and after the date hereof each of the New Notes as defined below.

SECTION 2. Amendment of the Agreement.

          (a) Each reference to "1996" in the definition of "Borrower's 1996 Form 10-K" and in Section 4.04(a) is changed to "1997".

          (b) Each reference to "1997" in the definition of "Borrower's Latest Form 10-Q" and in Sections 4.04(b) and (c) is changed to "1998".

          (c) The date "September 22, 1998" appearing in the definition of "Termination Date" is changed to "September 21, 1999".

          (d) The definition of "CD Margin" in Section 2.07(b) is amended to read as follows:

              "CD Margin" means 0.235% per annum.

          (e) The definition of "Euro-Dollar Margin" in Section 2.07(c) is amended to read as follows:

              "Euro-Dollar Margin" means 0.11% per annum.

          (f) The first sentence of Section 2.08 is amended in its entirety to read as follows:

              The Borrower shall pay to the Agent for the account of the Banks ratably a facility fee at the rate of 0.04% per annum.

SECTION 3. Changes in Commitments. The aggregate amount of the Commitments is increased to $2,000,000,000. With effect from and including the date this Amended and Restated Credit Agreement becomes effective in accordance with
Section 6 hereof, (a) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall each become a Bank party to the Agreement and (b) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 of the Agreement. Any Bank whose commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of
Section 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

          (a)   no Default has occurred and is continuing; and

          (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amended and Restated Credit Agreement is true and correct as though made on and as of such date.

SECTION 5. Governing Law. This Amended and Restated Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof when the Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) a duly executed Note for each of the New Banks (a "New Note") dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.05 of the Agreement, and (iii) an opinion of the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Agent) substantially in the form of Exhibit E to the Agreement with reference to this Amended and Restated Credit Agreement and the Agreement as amended and restated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                            TOYOTA MOTOR CREDIT CORPORATION

                                            By: /S/ George E. Borst
                                               ---------------------------
                                         Title:  Senior Vice President &
                                                     General Manager

Commitments
------------
$195,000,000                              MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK

                                          By: /S/ Robert Bottamedi
                                             ---------------------------
                                       Title:      Vice President



$195,000,000                              BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION

                                          By: /S/ Carolee Furukawa
                                             ---------------------------
                                       Title:      Vice President



$195,000,000                              THE BANK OF TOKYO-MITSUBISHI, LTD.
                                          LOS ANGELES BRANCH

                                          By: /S/ Masato Sekino
                                             ---------------------------
                                       Title:  Deputy General Manager



$195,000,000                              THE CHASE MANHATTAN BANK

                                          By: /S/ Frances Bonham
                                             ---------------------------
                                       Title:    Managing Director



$195,000,000                              CITICORP USA, INC.

                                          By: /S/ Brian Ike
                                             ---------------------------
                                       Title:     Attorney-in-fact



$195,000,000                              CREDIT SUISSE FIRST BOSTON

                                          By: /S/ James P. Moran
                                             ---------------------------
                                       Title:        Director


                                          By: /S/ William S. Lutkins
                                             ---------------------------
                                       Title:      Vice President

$140,000,000                              UBS AG, STAMFORD BRANCH

                                          By: /S/ James J. Diaz
                                             ---------------------------
                                       Title:  Executive Director Loan
                                               Portfolio Support, US


                                          By: /S/ Dorothy McKinley
                                             ---------------------------
                                       Title:  Associate Director Loan
                                               Portfolio Support, US



$100,000,000                              ABN AMRO BANK, N.V., LOS ANGELES
                                          INTERNATIONAL BRANCH

                                          By: /S/ Judith M. Bresnen
                                             ---------------------------
                                       Title:      Vice President


                                          By: /S/ Catheryn N. Fuller
                                             ---------------------------
                                       Title:   Senior Vice President
                                                   Branch Manager



$100,000,000                              PARIBAS

                                          By: /S/ Brian F. Hewett
                                             ---------------------------
                                       Title:      Vice President


                                          By: /S/ Karen E. Coons
                                             ---------------------------
                                       Title:      Vice President



$100,000,000                              BARCLAYS BANK PLC

                                          By: /S/ L. Peter Yetman
                                             ---------------------------
                                       Title:    Associate Director

$100,000,000                              BBL INTERNATIONAL (U.K.) LTD.

                                          By: /S/ M.C. Swinnen
                                             ---------------------------
                                       Title:   Authorized Signatory


                                          By: /S/ C. Wright
                                             ---------------------------
                                       Title:   Authorized Signatory


$100,000,000                              MELLON BANK, N.A.

                                          By: /S/ Gill S. Realon
                                             ---------------------------
                                       Title:      Vice President



$70,000,000                               DEUTSCHE BANK AG, NEW YORK
                                          BRANCH / CAYMAN ISLANDS BRANCH

                                          By: /S/ Wolf A. Kluge
                                             ---------------------------
                                       Title:      Vice President


                                          By: /S/ Stefan Hafke
                                             ---------------------------
                                       Title: Assistant Vice President



$40,000,000                               THE SAKURA BANK, LIMITED
                                          LOS ANGELES AGENCY

                                          By: /S/ Tadashi Kawai
                                             ---------------------------
                                       Title:   Senior Vice President



$40,000,000                               THE SANWA BANK, LIMITED
                                          LOS ANGELES BRANCH

                                          By: /S/ Zenichi Muramoto
                                             ---------------------------
                                       Title:   Senior Vice President

$40,000,000                               THE TOKAI BANK, LIMITED,
                                          LOS ANGELES AGENCY

                                          By: /S/ Satoru Kojima
                                             ---------------------------
                                       Title: Assistant General Manager



$0                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LIMITED LOS ANGELES AGENCY

                                          By: /S/ Masahiro Yoshioka
                                             ---------------------------
                                       Title:  Deputy General Manager


-----------------
Total Commitments

   $2,000,000,000
=================



                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Agent

                                          By: /S/ Robert Bottamedi
                                               ---------------------------
                                       Title:      Vice President